Hartford Life Insurance Company

ICMG Registered Variable Life Separate Account A:

333-60515	OmniSource

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life Separate Account One:

033-63731	OmniSource
033-63731	The One Provider

Hartford Life Insurance Company Separate Account Five:

333-36203	Director Life (Series II)
033-83654	Director Life (Series I)
333-36329	Putnam Hartford Inheritance Manager Variable Life
033-83656	Putnam Capital Manager Variable Life
333-52645	Select Dimensions Life (Series II)
333-00245	Select Dimensions Life (Series I)

Hartford Life and Annuity Insurance Company Separate Account Five:

333-36349	Director Life (Series II)
033-83650	Director Life (Series I)
333-36367	Putnam Hartford Inheritance Manager Variable Life
033-83652	Putnam Capital Manager Variable Life
333-52637	Select Dimensions Life (Series II)
333-00259	Select Dimensions Life (Series I)

Supplement Dated July 26, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 26, 2007 to your Prospectus

The section entitled either “Legal Matters” or “Legal Proceedings” in your prospectus is updated to add the following information:

On July 23, 2007, The Hartford Financial Services Group, Inc. (the “Company”) entered into an agreement (the “Agreement”) with the New York Attorney General’s Office, the Connecticut Attorney General’s Office, and the Illinois Attorney General’s Office to resolve (i) the previously disclosed investigation by the New York Attorney General’s Office of aspects of the Company’s variable annuity and mutual fund operations related to market timing; and (ii) investigations by the above referenced Attorneys General previously disclosed by the Company but unrelated to the Funds including the Company’s compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premium, participation in finite reinsurance transactions, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products.

Under the terms of the Agreement, the Company agreed to certain conduct remedies and will pay $115 million, of which $84 million represents restitution for market timing, $5 million represents restitution for issues relating to the compensation of brokers, and $26 million is a civil penalty.  In addition, the Securities and Exchange Commission staff has informed the Company that, in light of the Agreement, it has concluded its previously disclosed investigation into matters related to market timing without recommending any enforcement action.

This supplement should be retained with the prospectus for future reference.

HV-6147